                                                                    EXHIBIT 10.2

                NON-QUALIFIED STOCK OPTION NOTICE AND AGREEMENT
                -----------------------------------------------


          NON-QUALIFIED STOCK OPTION NOTICE AND AGREEMENT (this "Option Agreement"), dated as of the [_] day of [_], 1999 (the "Effective Date"), by and between AltaVista Company, a Delaware corporation, and any successor entity (either, hereinafter referred to as the "Company") and [_] ("Optionee").

          Pursuant to the Company's 1999 Stock Option Plan (the "Plan"), the Optionee has been granted an option (the "Option") to purchase shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), on the terms and conditions set forth herein. The Option is not intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          Any capitalized terms not defined herein shall have their respective meanings set forth in the Plan.

     1.   Number of Shares.  The Option entitles the Optionee to purchase [_]
          ----------------
shares of the Company's Common Stock (the "Option Shares") at a price of $[8.75] per share (the "Option Exercise Price").

     2.   Option Term.  The term of the Option and of this Option Agreement (the
          -----------
"Option Term") shall commence on the Effective Date (the "Date of Grant") (the and, unless the Option is previously terminated pursuant to this Option Agreement, shall terminate upon the expiration of ten (10) years from the Date of Grant. Upon expiration of the Option Term, all rights of the Optionee hereunder shall terminate.

     3.   Conditions of Exercise.  (a)  Subject to Section 9 below, the Option
          ----------------------
shall vest and become exercisable as to twenty-five percent (25%) of the Shares subject to the Option on [January 1, 2000/insert date of hire, if hired after 4/15/99] (the "First Tranche"), and as to an additional 1/48 Option Shares for each of the 36 months beginning [February 1, 2000/insert 13 months after date of hire] (the "Remaining Tranche"); provided, however, that, if a Change
                                 --------  -------
in Control (as defined below) occurs prior to January 1, 2000, the First Tranche shall become immediately vested and exercisable in full. The vesting of the Remaining Tranche shall remain unchanged; provided, further, that, if within six
                                          --------  -------
(6) months following a Change in Control, (i) Optionee's employment with the Company or any Parent or Subsidiary is terminated by the Company or any Parent or Subsidiary without Cause (as defined below) or (ii) Optionee terminates employment withe the Company or any Parent or Subsidiary for "Good Reason" (as defined below) an additional twenty-five (25%) of the Option Shares shall vest in full and be immediately exercisable.

          For purposes of this Option Agreement, a "Change in Control" of the Company shall be deemed to occur as of such time of either: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than AltaVista, any trustee or other fiduciary holding securities under any AltaVista employee benefit plan, or any entity owned, directly or indirectly, by AltaVista stockholders in substantially the same proportions as their ownership of AltaVista voting securities), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time), directly or indirectly, of AltaVista securities representing 30% or more of the combined voting power of AltaVista's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board, and any new Director (other than a Director designated by a person who has entered into an agreement with AltaVista to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by AltaVista's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;
(iii) AltaVista stockholders approve a merger or consolidation of AltaVista with any other corporation, other than a merger or consolidation that would result in AltaVista voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of voting securities of AltaVista or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of AltaVista (or similar transaction) in which no person acquires more than 30% of the combined voting power of AltaVista's then outstanding securities shall not constitute a Change in Control; or (iv) AltaVista stockholders approve a plan of complete liquidation of AltaVista or an Agreement for the sale or disposition by AltaVista of all or substantially all of AltaVista's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.

          For purposes of this Option Agreement, "Cause" shall mean the occurrence of any of the following: (i) the willful and continued failure by the Optionee to substantially perform the his or her duties with the Company (other than any such failure resulting from the Optionee's incapacity due to physical or mental illness) or (ii) the willful engaging by the Optionee in conduct that is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Optionee's part shall be deemed "willful" unless done, or omitted to be done, by the Optionee not in good faith and without reasonable belief that the Optionee's act, or failure to act, was in the best interest of the Company.

          For purposes of this Option Agreement, "Good Reason" shall mean the occurrence of any of the following: (i) a reduction by the Company in the Optionee's annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all similarly situated employees of the Company and all similarly situated employees of any Person in control of the Company; (ii) the relocation of the Optionee's principal place of employment to a location more than 30 miles from the Optionee's principal place of employment immediately prior to the Change in Control or the Company's requiring the Optionee to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Optionee's present business travel obligations;(iii) the failure by the Company to pay to the Optionee any portion of the Optionee's current compensation except pursuant to an across-the-board compensation deferral similarly affecting all similarly situated employees of the Company and all similarly situated employees of any Person in control of the Company; or (iv) the taking of any other action by the Company which would directly or indirectly materially reduce any other material benefits or deprive the Optionee of any other material benefit enjoyed by the Optionee at the time of the Change in Control.

     (b) As a condition to exercising this Option, Optionee shall execute and deliver to the Company the Stock Purchase, Restriction, Buy-Back and Right of First Refusal Agreement with the Company in the form attached hereto as Exhibit B.

     (c) Except as otherwise provided herein, the right of the Optionee to purchase Option Shares with respect to which this Option has become exercisable may be exercised in whole or in part at any time or from time to time prior to expiration of the Option Term; provided, however, that the Option may not be
                               --------  -------
exercised for a fraction of a Share.

     4.   Adjustments.  In the event of any merger, reorganization,
          -----------
consolidation, recapitalization, stock dividend, stock split or similar change affecting the Common Stock, a substitution or proportionate adjustment shall be made in the kind, number and option price of Shares subject to the unexercised portion of the Option, as may be determined by the Board in its sole discretion, or, if deemed appropriate, make provision for the payment of cash to the Optionee in consideration for the cancellation of the Option.

     5.   Nontransferability of Option and Option Shares.  The Option and this
          ----------------------------------------------
Option Agreement shall not be transferable and, during the lifetime of Optionee, the Option may be exercised only by Optionee. Without limiting the generality of the foregoing, except as otherwise provided herein, the Option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect.

     6.   Method of Exercise of Option.  The Option may be exercised by means of
          ----------------------------
written notice of exercise to the Company specifying the number of Option Shares to be purchased, accompanied by (i) an executed copy of the Stock Purchase, Restriction, Buy-Back and Right of First Refusal Agreement and (ii) payment in full of the aggregate Option Exercise Price and any applicable withholding taxes
(i) in cash, or its equivalent, (ii) if and to the extent permitted by the Committee (A) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest), (B) by surrendering all or part of that Option or any other Option, or (C) with a note or other loan arrangement or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the aggregate Fair Market Value of any such Shares so tendered to AltaVista as of the date of such tender is at least equal to such aggregate exercise price with respect to which Shares are being purchased.

     7.   Effect of Termination of Employment.  Upon the termination of
          -----------------------------------
Optionee's employment or service with the Company or any Parent or Subsidiary under any circumstances (including without limitation by reason of the sale of such Subsidiary), the Option shall immediately terminate as to any Option Shares that have not previously vested as of the date of such termination (the "Termination Date"). Any portion of the Option that has vested as of the Termination Date shall be exercisable in whole or in part until the later of 90 days following (i) the Termination Date or (ii) the earlier of (x) the first date an exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, is available or (y) the first trading day on or after the date on which the Securities and Exchange Commission declares the Company's registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial underwritten public offering of the Shares effective (but in no event following the expiration date of the Option as set forth in Section 2 hereof); provided,
                                                                 --------
however, that in the event of termination by reason of Optionee's death or
-------
permanent and total disability, such exercise period shall extend until the expiration date of the Option as set forth in Section 2 hereof. Upon expiration of the 90-day period, any unexercised portion of the Option shall terminate in full.

     8.   Investment Representation.  The Optionee hereby represents and
          -------------------------
warrants to the Company that the Optionee, by reason of the Optionee's business or financial experience (or the business or financial experience of the Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Optionee's own interests in connection with the transactions contemplated under this Option Agreement.

     9.   Notices.  All notices and other communications under this Agreement
          -------
shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below:

          If to Company:      AltaVista Company
                              529 Bryant Street
                              Palo Alto, CA 94301
                              Attention: General Counsel
                              Facsimile: (650) 617-3526

          If to the Optionee:


                              Facsimile:


Either party hereto may change such party's address for notices by notice duly given pursuant hereto.

     10.  Securities Laws Requirements.  The Option shall not be exercisable to
          ----------------------------
any extent, and the Company shall not be obligated to transfer any Option Shares to the Optionee upon exercise of such Option, if such exercise, in the opinion of counsel for the Company, would violate the Securities Act (or any other federal or state statutes having similar requirements as may be in effect at that time). Further, the Company may require as a condition of transfer of any Option Shares pursuant to any exercise of the Option that the Optionee furnish a written representation that he or she is purchasing or acquiring the Option Shares for investment and not with a view to resale or distribution to the public. The Optionee hereby represents and warrants that he or she understands that the Option Shares are "restricted securities," as defined in Rule 144 under the Securities Act, and that any resale of the Option Shares must be in compliance with the registration requirements of the Securities Act, or an exemption therefrom, and with the requirements of California "Blue Sky" law. Each certificate representing Option Shares shall bear the legends set forth below and with any other legends that may be required by the Company or by any Federal or state securities laws:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES THEREUNDER, AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM.

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S). SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

Further, if the Company decides, in its sole discretion, that the listing or qualification of the Option Shares under any securities or other applicable law is necessary or desirable, the Option shall not be exercisable, in whole or in part, unless and until such listing or qualification, or a consent or approval with respect thereto, shall have been effected or obtained free of any conditions not acceptable to the Company.

     11.  No Obligation to Register Option Shares.  The Company shall be under
          ---------------------------------------
no obligation to register the Option Shares pursuant to the Securities Act or any other Federal or state securities laws.

     12.  Protections Against Violations of Agreement.  No purported sale,
          -------------------------------------------
assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Option Shares by any holder thereof in violation of the provisions of this Agreement or the Certificate of Incorporation or the Bylaws of the Company, will be valid, and the Company will not transfer any of said Option Shares on its books nor will any of said Option Shares be entitled to vote, nor will any dividends be paid thereon, unless and until there has been full compliance with said provisions to the satisfaction of the Company. The foregoing restrictions are in addition to and not in lieu of any other remedies, legal or equitable, available to enforce said provisions.

     13.  Withholding Requirements.  The Company's obligations under this Option
          ------------------------
Agreement shall be subject to all applicable tax and other withholding requirements, and the Company shall, to the extent permitted by law, have the right to deduct any withholding amounts from any payment or transfer of any kind otherwise due to the Optionee.

     14.  Failure to Enforce Not a Waiver.  The failure of the Company to
          -------------------------------
enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

     15.  Governing Law.  This Option Agreement shall be governed by and
          -------------
construed according to the laws of the State of California without regard to its principles of conflict of laws.

     16.  Incorporation of Plan.  The Plan is hereby incorporated by reference
          ---------------------
and made a part hereof, and the Option and this Option Agreement shall be subject to all terms and conditions of the Plan.

     17.  Amendments.  This Option Agreement may be amended or modified at any
          ----------
time only by an instrument in writing signed by each of the parties hereto.

     18.  Rights as a Stockholder.  Neither the Optionee nor any of the
          -----------------------
Optionee's successors in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to the Option until the date of issuance of a stock certificate for such Shares.

     19.  Agreement Not a Contract of Employment.  Neither the Plan, the
          --------------------------------------
granting of the Option, this Option Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue to provide services as an officer, director, employee, consultant or advisor of the Company or any Parent, Subsidiary or affiliate of the Company for any period of time or at any specific rate of compensation.

     20.  Authority of the Board.  The Board shall have full authority to
          ----------------------
interpret and
construe the terms of the Plan and this Option Agreement. The determination of the Board as to any such matter of interpretation or construction shall be final, binding and conclusive.

     21.  Dispute Resolution.  The parties hereto will use their reasonable best
          ------------------
efforts to resolve any dispute hereunder through good faith negotiations. A party hereto must submit a written notice to any other party to whom such dispute pertains, and any such dispute that cannot be resolved within 30 calendar days of receipt of such notice (or such other period to which the parties may agree) will be submitted to an arbitrator selected by mutual agreement of the parties. In the event that, within 50 days of the written notice referred to in the preceding sentence, a single arbitrator has not been selected by mutual agreement of the parties, a panel of arbitrators (with each party to the dispute being entitled to select one arbitrator and, if necessary to prevent the possibility of deadlock, one additional arbitrator being selected by such arbitrators selected by the parties to the dispute) shall be selected by the parties. Except as otherwise provided herein or as the parties to the dispute may otherwise agree, such arbitration will be conducted in accordance with the then existing rules of the American Arbitration Association. The decision of the arbitrator or arbitrators, or of a majority thereof, as the case may be, made in writing will be final and binding upon the parties hereto as to the questions submitted, and the parties will abide by and comply with such decision; provided, however, the arbitrator or arbitrators, as the case may be,
          --------  -------
shall not be empowered to award punitive damages. Unless the decision of the arbitrator or arbitrators, as the case may be, provides for a different allocation of costs and expenses determined by the arbitrators to be equitable under the circumstances, the prevailing party or parties in any arbitration will be entitled to recover all reasonable fees (including but not limited to attorneys' fees) and expenses incurred by it or them in connection with such arbitration from the nonprevailing party or parties.

     22.  Market Stand-Off.  In connection with any underwritten public offering
          ----------------
by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act for such period as the Company or its underwriters may request (such period not to exceed 180 days following the date of the applicable offering), the Optionee shall not, directly or indirectly, sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Option Shares acquired under this Option Agreement without the prior written consent of the Company or its underwriters.

     23.  BY ACCEPTANCE OF THIS OPTION, OPTIONEE AGREES TO BE

BOUND BY ALL OF THE TERMS AND CONDITIONS HEREOF, INCLUDING WITHOUT LIMITATION, THOSE SET FORTH IN THE NON-COMPETITION AND DEVELOPMENTS AGREEMENT (ATTACHED HERETO AS EXHIBIT A), THE NON-DISCLOSURE AGREEMENT (ATTACHED HERETO AS EXHIBIT
C) AND THE STOCK PURCHASE, RESTRICTION, BUY-BACK AND RIGHT OF FIRST REFUSAL AGREEMENT.

24. IN WITNESS WHEREOF, the parties hereto have executed and delivered this Option Agreement, the Non-Competition Agreement and the Non-Disclosure Agreement on the day and year first above written.


     ALTAVISTA COMPANY

     By
     Name
     Title

     The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan, herein incorporated by reference.


     The Optionee

     Address:

                               ALTAVISTA COMPANY

                    STOCK PURCHASE, RESTRICTION, BUY-BACK,

                     AND RIGHT OF FIRST REFUSAL AGREEMENT

     THIS AGREEMENT (the "Agreement") is made this ____, day of __________, ____, by and between AltaVista Company, a Delaware corporation (the "Company," which term as used herein shall in all instances be deemed to include all Affiliates (as defined in the Company's 1999 Stock Option Plan ), and ________________ (the "Purchaser").

     WHEREAS, the Purchaser desires to acquire the number of shares (the "Shares") of common stock, $0.01 par value, of the Company ("Common Stock") set forth under his signature below at the purchase price also set forth under his signature below pursuant to his/her exercise of a non-qualified stock option issued by the Company to the Purchaser pursuant to the Company's 1999 Stock Option Plan and the Company desires to issue said Shares to the Purchaser, subject to the restrictions on transfer, Buy-Back Option and Right of First Refusal hereinafter set forth; and,

     WHEREAS, the parties desire to enter into this Agreement in order to (i) assure the continuity of ownership of the Company, (ii) assure that the Company will remain closely held, (iii) prevent the transfer of the Shares to third parties who might not contribute to the development and management of the Company's business, and (iv) provide for the future management and ownership of the Company; and,

     WHEREAS, to achieve these objectives, the parties wish to impose certain restrictions on the transfer or encumbrance of the Shares issued to the Purchaser and to give the Company the right to purchase the Shares in certain events;

     NOW, THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.   Purchase of Shares.
     ------------------

     The Purchaser hereby subscribes for and, upon acceptance hereof, shall purchase, the Shares. The aggregate purchase price for the Shares set forth under the Purchaser's signature below shall be paid by the Purchaser by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt of payment by the Company for the Shares, the Company shall issue to the Purchaser one or more certificates in the name of the Purchaser for the Shares. The Purchaser agrees that the Shares shall be subject to all terms and conditions of this Agreement including, without limitation, the Buy-Back Option set forth in Section 2 of this Agreement, and the Right of First Refusal set forth in Section 3 of this Agreement.

2.   Buy-Back Option.
     ---------------

     (a) If the employment or director or consulting relationship of the Purchaser with the Company is terminated for any reason or for no reason, with or without cause, voluntarily or involuntarily, the Company shall have the right and option (the "Buy-Back Option"), but not the obligation, to purchase from the Purchaser, at one hundred percent (100%) of fair market value (except as provided in the next sentence) as determined in good faith by the Board of Directors of the Company in its sole discretion (the "Buy-Back Price") part or all of the Shares. If the employment or director or consulting relationship of the Purchaser with the Company is terminated by the Company for Cause (as hereinafter defined), the purchase price as set forth in the preceding sentence shall be one-half (50%) of fair market value as determined in good faith by the Board of Directors of the Company in its sole discretion. For purposes of this
Section 2(a), Cause shall mean (i) arrest, indictment or conviction of a crime which may injure the business or reputation of the Company or an affiliate of the Company or arrest, indictment or conviction of a crime of moral turpitude;
(ii) theft or embezzlement of assets of the Company or an affiliate of the Company; (iii) a material breach of any agreement between the Purchaser and the Company or an affiliate of the Company; (iv) the willful and continued failure by the Purchaser to perform his or her duties and responsibilities at the Company (other than as a result of incapacity due to physical or mental illness); and (v) willful misconduct which seriously and adversely affects the business of the Company or an affiliate of the Company; but only with respect to Clauses (iii), (iv) and (v) if there has been a good faith determination by the Board of Directors of the Company that such breach, failure to perform or willful misconduct has occurred.

     (b) Without limiting the generality of Section 2(a) above, the Purchaser's relationship with the Company shall be deemed to have terminated for purposes of
Section 2(a) at such time as the Company gives notice to the Purchaser that (a) the Company is assigning the Purchaser to any position or office which involves less responsibility than the position in which he or she was initially hired or retained, and (b) that, as a result of such action, the Buy-Back Option is being exercised by the Company, in its sole discretion, in whole or in part.

     (c) The Company may exercise the Buy-Back Option by delivering or mailing to the Purchaser (or to his estate), in accordance with Section 14 of this Agreement, written notice of exercise within ninety (90) days after the termination of the relationship of the Purchaser with the Company. Such notice shall specify the date of the notice, the number of Shares to be purchased and the Buy-Back Price. If and to the extent the Buy-Back Option is not so exercised within such ninety (90) day period, the Buy-Back Option shall automatically expire and terminate effective upon the expiration of such ninety
(90) day period. Any Shares to which the Company's Buy-Back Option is not so exercised will henceforth remain subject to all other terms and conditions of this Agreement.

     (d) Within ten (10) days after his receipt of the Company's notice of exercise of the Buy-Back Option pursuant to Section 2(a) above, the Purchaser (or his estate) shall tender to the Company at its principal office the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Purchaser or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such shares, the Company shall deliver or mail to the Purchaser a check in the amount of the aggregate Buy-Back Price therefor.

     (e) The aggregate Buy-Back Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Purchaser to the Company or in cash (by check) or both.

     (f) The Company shall not purchase any fraction of a share upon exercise of the Buy-Back Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded up to the next whole Share.

     (g) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to Section 2(d) above, the Company shall not pay any dividend to the Purchaser on account of such Shares or permit the Purchaser to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

3.   Right of First Refusal.
     ----------------------

     (a) If at any time, either during the Purchaser's relationship with the Company or afterwards, the Purchaser wishes to transfer (as hereinafter defined) any of his or her Shares, other than as provided for in Section 5(b) of this Agreement, the Purchaser shall first give written notice to the Company, stating the nature of the proposed transfer, the name and address of the proposed transferee or transferees, the number of shares to be transferred (the "Offered Shares"), the price to be paid therefor and all the terms and conditions of the proposed transfer, and shall forthwith offer in writing to transfer such shares to the Company for the same consideration and on the same terms and conditions and the Company shall have the irrevocable and exclusive first option (the "Right of First Refusal"), but not the obligation, to acquire from the Purchaser all or any portion of the Offered Shares on the same terms and conditions.

     (b) The Purchaser agrees that the Company has the right to assign its rights under Subsections 3(c) and 3(d) below, with respect to the purchase of part or all of the Offered Shares, to one or more other persons or entities (the "Purchasing Stockholder(s)") in its sole discretion and in whatever proportions it decides and the Purchaser agrees that any such assignment shall constitute a novation as among the Company, the Purchaser and the Purchasing Stockholder(s) with respect to the rights and obligations of the Company and the Purchaser set forth in Subsections 3(c) and 3(d) below so that such rights and obligations with respect to the purchase of that part or all of the Offered Shares (if any) assigned to the Purchasing Stockholder(s) in whatever proportions have been decided by the Company, shall thereafter exist between the Purchaser and the Purchasing Stockholder(s).

     (c) Within ninety (90) days following delivery of the Purchaser's notice, as specified in Section 3(a) above, the Company and/or the Purchasing Stockholder(s) shall give written notice to the Purchaser, stating whether or not the Company and/or the Purchasing Stockholder(s) elect to exercise their Rights of First Refusal as to all or any part of the Offered Shares. Failure by the Company and/or the Purchasing Stockholder(s) to give this notice within the ninety (90) day period shall be deemed to be an election of the Company and/or the Purchasing Stockholder(s) not to exercise their Rights of First Refusal for the Offered Shares.

     (d) Within ten (10) days after the date of the Company's and/or the Purchasing Stockholder(s) notice of exercise of their Rights of First Refusal pursuant to Section 3(c) above, the Purchaser, or his estate, shall tender to the Company and/or the Purchasing Stockholder(s) at the Company's principal offices the certificate or certificates representing that portion of the Offered Shares which the Company and/or the Purchasing Stockholder(s) have elected to acquire, duly endorsed in blank by the Purchaser or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company and/or the Purchasing Stockholder(s) and the Company and/or the Purchasing Stockholder(s) shall pay to the Purchaser the purchase price at the times and upon the terms and conditions proposed to be paid by the proposed third-party transferee, as set forth in the Purchaser's notice. If the Board of Directors of the Company, in its sole judgment, shall determine that the proposed purchase price set forth in the Purchaser's notice is less than fair market value or if there is no purchase price, then the Company and/or the Purchasing Stockholder(s) shall pay to the Purchaser fair market value of part or all of the Shares to be purchased as determined in good faith by the Board of Directors of the Company in its sole discretion

     (e) If the Purchaser's notice shall be duly given, and the Company and/or the Purchasing Stockholder(s) shall fail to purchase all of the Offered Shares by the exercise of their Right of First Refusal, then, but only then, the Purchaser shall be free to transfer the Offered Shares, but only for the price and upon the terms and conditions set forth in the Purchaser's notice, and only to the transferee or transferees named therein, and only if the Board of Directors of the Company, in its sole judgment, shall determine that the proposed transfer is a bona fide transfer and said transfer shall be consummated within one hundred twenty (120) days after the date of the Purchaser's notice to the Company, and only if the transferee or transferees shall execute a copy of this Agreement satisfactory to the Company in all respects. If the Offered Shares shall not be so transferred by the Purchaser within the period specified above, then the transfer may not be made and the Offered Shares shall remain subject to the terms of this Agreement in the same manner as if the Purchaser's notice had not been given.

4.   Compliance With This Agreement.
     ------------------------------

     The Company shall not be required to transfer any Shares upon its books or to recognize any purported new transferee thereof in any manner, unless every applicable provision hereof has first been complied with to the satisfaction of the Company or has been waived in writing by the Company. The provisions hereof shall not be discharged with respect to any Shares by any transfer or encumbrance made in compliance with this Agreement but shall apply anew to such shares in the hands of the new transferee thereof. If the Purchaser or any legal representative or any transferee attempts to transfer any of the Shares without compliance with the requirements and restrictions of this Agreement, he shall not, until full compliance therewith, be entitled to any of the rights and privileges of a shareholder of the Company, and no person purporting to claim or hold by, through or under him shall in any way be recognized; but this provision shall in no way relieve the Purchaser or any legal representative or any transferee from the obligation to offer, transfer or sell the Shares to the Company as herein provided.

5.   Restrictions on Transfer.
     ------------------------

     (a) The Purchaser shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any Shares (or any interest therein) except in accordance with the provisions of Section 3 of this Agreement.

     (b) Notwithstanding the foregoing, the Purchaser may transfer Shares, to the Purchaser's spouse, children or grandchildren (collectively "Purchaser's immediate family") or to an instrument of trust for the benefit of the members of the Purchaser's immediate family (excluding, however, transfer made pursuant to any divorce or separation proceedings or settlement) and, further provided, that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Agreement) and any permitted transferee shall, as a condition of such transfer, execute and deliver to the Company a copy of this Agreement satisfactory to the Company in all respects and confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

6.   Restrictive Legend.
     ------------------

     All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND AN OPTION TO PURCHASE SET FORTH IN A CERTAIN STOCK PURCHASE, RESTRICTION, BUY-BACK AND RIGHT OF FIRST REFUSAL AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST), WHICH AGREEMENT IS BINDING UPON ANY AND ALL OWNERS OF ANY INTEREST IN SAID SHARES. SAID AGREEMENT IS AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND A COPY THEREOF WILL BE FURNISHED WITHOUT CHARGE TO ANY OWNER OF SAID SHARES UPON REQUEST.

7.   Investment Representations.
     --------------------------

     The Purchaser represents, warrants and covenants as follows:

     (a) He is purchasing the Shares for his own account and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended, (the "Securities Act") or any rule or regulation under the Securities Act or in violation of any applicable state securities law.

     (b) He has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

     (c) He has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

     (d) He can afford the complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

     (e) He understands that (i) the Shares have not been registered under the Securities

Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one (1) year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

     (f) A legend substantially in the following form will be placed on the certificate or certificates representing the Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AND ANY APPLICABLE STATE
SECURITIES LAWS, UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

8.   Adjustments for Stock Splits, Stock Dividends, etc.

     (a) If from time to time during the term of this Agreement there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to the terms of this Agreement.

     (b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

9.   Taxes.
     -----

     The Purchaser acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Purchaser any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Purchaser.

10.  Severability.
     ------------

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of the Agreement shall be severable and enforceable to the extent permitted by law.

11.  Waiver.
     ------

     Any provision contained in the Agreement may be waived in writing by the Board of Directors of the Company. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

12.  Binding Effect.
     --------------

     This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective heirs, executors, administrators, legal representatives, successors and assigns.

13.  No Rights to Employment.
     -----------------------

     Nothing contained in this Agreement shall be construed as giving the Purchaser any right to be retained, in any position, as an employee, consultant or director of the Company.

14.  Notice.
     ------

     All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 14.

15.  Pronouns.
     --------

     Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural, and vice-versa.

16.  Entire Agreement.
     ----------------

     This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

17.  Amendment.
     ---------

     This Agreement may be amended or modified only by a written instrument executed by both the Company and the Purchaser.

18.  Construction.
     ------------

     This Agreement and all matters connected therewith shall be construed and all questions shall be determined by the Board of Directors of the Company acting in its sole discretion and the decisions of such Board shall be binding upon all interested parties.

19.  Governing Law.
     -------------

     This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware.

20.  Termination.
     -----------

     This Agreement shall become null and void and shall be of no further force or effect immediately upon (i) the closing of the Company's Qualified Initial Public Offering, or (ii) written agreement between the Company and the Purchaser or his successor or assign. The term "Qualified Initial Public Offering" shall mean: (i) an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of shares of Common Stock of the Company but only if the aggregate proceeds (before deduction of any underwriting discounts, commissions or expenses) received by the Company from such public offering, at the offering price, shall equal or exceed $15,000,000; and (ii) each of the underwriters participating in such public offering shall be obligated to buy on a "firm commitment" basis all shares of capital stock of the Company which such underwriters shall have agreed to distribute.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and the year first written above.


ALTVISTA COMPANY                        PURCHASER

By:                                     By:
     Purchaser Signature

Title:                                                  Printed
Name:___________________

Address: ___________________________

         ___________________________

Number of Shares Purchased:

Purchase Price Per Share:

Aggregate Purchase Price:

Effective Date: ________________